UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 July 27, 2017
 Date of Report (Date of earliest event reported)
AptarGroup, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11846 (Commission File Number)	36-3853103 (IRS Employer Identification No.)

475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
 (Address of principal executive offices)
Registrant's telephone number, including area code: 815-477-0424.
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 27, 2017, AptarGroup, Inc. announced certain information related to its results of operations for the quarter and six months ended June 30, 2017.  The press release regarding this announcement is furnished as Exhibit 99.1 hereto.
The information in Item 2.02 of this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits

99.1            Press release issued by AptarGroup, Inc. dated July 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
AptarGroup, Inc.

Date: July 27, 2017	By:	/s/Robert W. Kuhn______________
Robert W. Kuhn Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

99.1	Press Release issued by AptarGroup, Inc. dated July 27, 2017.

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